Exhibit 99.01

                                               UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF NEVADA

In re: Mid-Power Service Corporation                       Case No.               BK-S-03-10874-RCJ

                                                               CHAPTER 11
                                                               MONTHLY OPERATING REPORT
                                                               (GENERAL BUSINESS CASE)
------------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY OF FINANCIAL STATUS
       MONTH ENDED:        May-03                           PETITION DATE:             01/24/03
------------------------------------------------------------------------------------------------------------------------------------
1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
    (or if checked here [ ]  the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported i$1

2.  Asset and Liability Structure                        End of Current Month  End of Prior Month         As of Petition Filing
                                                         --------------------  ------------------         ---------------------
    a.  Current Assets                                             $47,854           $44,726
    b.  Total Assets                                           $32,576,102       $32,572,690                   $47,925,781
    c.  Current Liabilities                                       $552,406          $469,922                     13,052.92
    d.  Total Liabilities                                       $6,261,243        $6,178,759                   $24,545,123

                                                                                                                 Cumulative
3.  Statement of Cash Receipts & Disbursements for Month       Current Month       Prior Month                 (Case to Date)
                                                               -------------       -----------                 --------------
    a.  Total Receipts                                             $56,923           $48,376                      $294,537
    b.  Total Disbursements                                        $54,740           $49,660                      $310,829
    c.  Excess (Deficiency) of Receipts Over
          Disbursements (a - b)                                     $2,183          ($1,284)                      ($16,292)
    d.  Cash Balance Beginning of Month                             $3,488            $4,772                       $21,963
    e.  Cash Balance End of Month (c + d)                           $5,671            $3,488                        $5,671


                                                                                                                  Cumulative
                                                                Current Month       Prior Month                 (Case to Date)
                                                                -------------       -----------                 --------------
4.  Profit/(Loss) from the Statement of Operations                ($77,455)      $11,166,409                   $10,726,087
5.  Account Receivables (Pre and Post Petition)                        $91                $0
6.  Post-Petition Liabilities                                     $552,406          $469,922
7.  Past Due Post-Petition Account Payables (over 30 days)         $30,205                $0

At the end of this reporting month:                                                                   Yes                No
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                   X
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.  Have any payments been made to professionals? (if yes, attach listing                              X
    including date of payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?                      X
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 X
    attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?                    X
13. Are a plan and disclosure statement on file?                                                                          X
14. Was there any post-petition borrowing during this reporting period?                                X

15. Check if paid: Post-petition taxesm [X];         U.S. Trustee Quarterly Fees [X]; Check if filing is current for: Post-petition
    tax reporting and tax returns:      [X].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Total assets include a $30.6 million investment in Mid-Power Resource Corporation.

------------------------------------------------------------------------------------------------------------------------------------
The cumulative profit from the Statement of Operations includes an $11.4 million gain on legal settlement. On a consolidated, GAAP basis of accounting, this gain would be completely offset by an $11.4 million impairment loss recorded on Mid-Power Resource Corp.'s
Statement of Operations.
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  7-7-03                                                   /s/ James W. Scott
       ------------------                                   ------------------------------------------------------------------
                                                            Responsible Individual

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
                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                  For the Period January 24 (bankruptcy filing) - May 31, 2003

             Current Month
--------------------------------------                                                               Cumulative    Next Month
  Actual              -      Variance                                                              (Case to Date)   Forecast
  ------       --------      --------                                                              --------------   --------
                                                     Revenues:
       $0             -           $0             1   Gross Sales                                              -            -
        -             -            -             2   less: Sales Returns & Allowances                         -            -
        -             -            -             3   Net Sales                                                -            -
        -                          -             4   less: Cost of Goods Sold (Schedule 'B')                  -
        -             -            -             5   Gross Profit                                             -            -
        -             -            -             6   Interest                                             2,698            -
        -             -            -             7   Other Income:                                            -            -
        -             -            -             8   Gain on Legal Settlement                        11,426,648            -
        -             -            -             9                                                            -            -

        -             -            -            10       Total Revenues                              11,429,346            -

                                                   Expenses:
        -             -            -            11   Compensation to Owner(s)/Officer(s)                      -            -
   17,383        17,383           (0)    0%     12   Salaries                                            72,201       17,383
        -             -            -     0%     13   Commissions                                              -            -
    4,593        14,150        9,557    68%     14   Contract Labor                                      48,353       11,320
        -             -            -     0%     15   Rent/Lease:                                            621            -
                                                         Personal Property
    2,975         3,338          363    11%     16       Real Property                                   12,143        3,338
    3,724         2,000       (1,724)  -86%     17   Insurance                                           10,763        1,698
        -             -            -     0%     18   Management Fees                                          -            -
        -             -            -     0%     19   Depreciation                                           318            -
      792         1,415          623    44%     20   Taxes:                                               6,790        1,415
                                                         Employer Payroll Taxes
        -             -            -     0%     21       Real Property Taxes                                  -            -
        -             -            -     0%     22       Other Taxes                                         25            -
        -             -            -     0%     23   Other Selling                                        9,950            -
      594         4,962        4,368    88%     24   Other Administrative                                15,202        4,962
        -             -            -     0%     25   Interest                                           151,260            -
                                   -     0%     26   Other Expenses:
    1,250         1,200          (50)   -4%     27 Patent License Fees                                    5,450        1,200
   32,165        60,000       27,835    46%     28 Product Development                                  203,854       30,000
      434         5,000        4,566    91%     29 Auditors                                              14,109        5,000
    1,320         3,294        1,974    60%     30 Travel                                                 7,448        3,294
      (54)          800          854   107%     31 U.S. Stock Transfer Group                              1,684          800
    3,856        10,000        6,144    61%     32 SEC attorney                                          25,323        1,000
        -             -            -     0%     33                                                                         -
                                   -     0%     34
   69,032       123,542       54,510            35       Total Expenses                                 585,494       81,410
  (69,032)     (123,542)      54,510            36 Subtotal                                          10,843,852      (81,410)
   (8,423)      (20,000)     (11,577)           37 Reorganization Items:                               (116,515)     (15,000)
                                                   Professional Fees
                                   -            38   Provisions for Rejected Executory Contracts
                                   -            39   Interest Earned on Accumulated Cash from
                                                     Resulting Chp 11 Case
                                   -            40   Gain or (Loss) from Sale of Equipment
        -             -            -            41   U.S. Trustee Quarterly Fees                         (1,250)           -
                                   -            42
   (8,423)      (20,000)      11,577            43        Total Reorganization Items                   (117,765)     (15,000)
  (77,455)     (143,542)      66,087            44  Net Profit (Loss) Before Federal & State Taxes   10,726,087      (96,410)
                                   -            45   Federal & State Income Taxes
 ($77,455)    ($143,542)     $66,087            46 Net Profit (Loss)                                $10,726,087     ($96,410)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                          MID-POWER SERVICE CORPORATION
                                 BK-S-10874-RCJ


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 14 - Contract Labor
Fewer hours billed by contract accountant during month.

Line 17 - Insurance Unbudgeted but valid car insurance.

Line 20 - Payroll Taxes
Over accrual of Nevada unemployment taxes in prior months.

Line 24 - Other Administrative Amounts fluctuate on a monthly basis.

Line 28 - Product Development
Expenditures lower in attempt to wrap-up projects.

Line 29 - Auditors
Expense of accounting review of settlement agreement and other quarterly costs less than forecasted.

Line 30 - Travel
Amounts fluctuate on a monthly basis.

Line 31 - U.S. Stock Transfer Group Over accrual in prior months.

Line 32 - SEC Attorney
Forecast had anticipated filing of 10Q with SEC. Monthly 8-K filings, which require less legal time, are filed instead.

Line 37 - Professional Fees
Forecast for legal fees relating to bankruptcy had been overestimated.

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
                                                          BALANCE SHEET
                                                     (General Business Case)
                                                  For the Month Ended 05/31/03

          Assets
                                                                              From Schedules          Market Value
                                                                              --------------          ------------
               Current Assets
       1            Cash and cash equivalents - unrestricted                                               $5,671
       2            Cash and cash equivalents - restricted                                                     $0
       3            Accounts receivable (net)                                         A                       $91
       4            Inventory                                                         B                        $0
       5            Prepaid expenses                                                                       $7,092
       6            Professional retainers                                                                $35,000
       7            Other:                                                                                     $0
       8
       9                    Total Current Assets                                                          $47,854

               Property and Equipment (Market Value)
      10            Real property                                                     C                        $0
      11            Machinery and equipment                                           D                  $900,000
      12            Furniture and fixtures                                            D                        $0
      13            Office equipment                                                  D                    $5,650
      14            Leasehold improvements                                            D                        $0
      15            Vehicles                                                          D                        $0
      16            Other:                                                            D                        $0
      17                                                                              D
      18                                                                              D
      19                                                                              D
      20                                                                              D
      21                    Total Property and Equipment                                                 $905,650
               Other Assets
      22            Loans to shareholders                                                                      $0
      23            Loans to affiliates                                                                  $930,584
      24            Loans to unrelated parties, net of $328,575 allowance                                 $77,725
      25            Investment in Mid-Power Resource Corp.                       Footnote 2           $30,614,289
      26
      27
      28                    Total Other Assets                                                        $31,622,598
      29                    Total Assets                                                              $32,576,102

          NOTE:

See footnotes following this balance sheet.

                                                     Liabilities and Equity
                                                     (General Business Case)

          Liabilities From Schedules
               Post-Petition
                    Current Liabilities
      30                    Salaries and wages                                                                  $0
      31                    Payroll taxes                                                                     $402
      32                    Real and personal property taxes                                                    $0
      33                    Income taxes                                                                        $0
      34                    Sales taxes                                                                         $0
      35                    Notes payable (short term)                                                          $0
      36                    Accounts payable (trade)                                  A                    $68,677
      37                    Real property lease arrearage                                                       $0
      38                    Personal property lease arrearage                                                   $0
      39                    Accrued professional fees (accrued but not yet
                              approved by Trustee)                                                        $178,233
      40                    Current portion of long-term post-petition debt
                              (due within 12 months)                                                      $292,431
      41                    Other:      Accrued ordinary course expenses                                   $11,404
      42                    Interest expense - DIP loan                                                     $1,259
      43                    Accrued trustee fees
      44                    Total Current Liabilities                                                     $552,406
      45            Long-Term Post-Petition Debt
      46                    Total Post-Petition Liabilities                                               $552,406
               Pre-Petition Liabilities (allowed amount)
      47                    Secured claims                                            F                         $0
      48                    Priority unsecured claims                                 F                         $0
      49                    General unsecured claims                                  F                 $5,708,837
      50                    Total Pre-Petition Liabilities                                              $5,708,837
      51                    Total Liabilities                                                           $6,261,243
          Equity (Deficit)                                                     Footnotes 1, 2
      52            Retained Earnings/(Deficit) at time of filing                                     ($5,519,415)
      53            Capital Stock, $.001 Par Value, 100,000,000 shares
                      authorized, 27,972,276 issued and outstanding                                        $10,847
      54            Additional paid-in capital                                                         $25,489,153
      55            Cumulative profit/(loss) since filing of case                                      $10,726,087
      56            Post-petition contributions/(distributions) or (draws)
      57
      58            Market value adjustment                                                            ($4,391,813)
      59                    Total Equity (Deficit)                                                     $26,314,859
      60  Total Liabilities and Equity (Deficit)                                                       $32,576,102


                          Mid-Power Service Corporation
                                BK-S 03-10874-RCJ
                         Footnotes to the Balance Sheet
                               As Of May 31, 2003


Footnote 1

Mid-Power Service Corporation is presented on a stand-alone basis for bankruptcy reporting purposes. Mid-Power Service Corporation's financial statements do not represent financial statements prepared in accordance with generally accepted accounting principles for the consolidated, SEC-registered Mid-Power Service
Corporation. The monthly operating report of Mid-Power Resource Corporation, a wholly owned subsidiary of Mid-Power Service Corporation, should be read in conjunction with reading these financial statements. The operations of other wholly owned subsidiaries have not been reflected in these financial statements.

Mid-Power Service Corporation's cumulative profit since filing of the case includes an $11.4 million gain on legal settlement. On a consolidated, generally accepted accounting principle basis, this gain is completely offset by the $11.4 million impairment loss recorded on Mid-Power Resource Corporation.


Footnote 2

The value of Mid-Power Service's wholly owned investment, Mid-Power Resource
Corporation, was adjusted in the March operating report to reflect Mid-Power
Resource's equity balance on March 31, 2003. This valuation reflected the $11.4 million impairment Mid-Power Resource recorded on its Clear Creek property in March 2003. The application of generally accepted accounting principles might provide different results. This adjustment was reflected in the market value component of the equity section. In addition, the market value adjustment reflects the removal of a GAAP-calculated $8.5 million deferred tax liability included in the February monthly operating report but which did not reflect an existing claim by the IRS.

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
                                                       SCHEDULES TO THE BALANCE SHEET
                                                          (General Business Case)

                                                                 Schedule A
                                                   Accounts Receivable and (Net) Payable

Receivables and Payables Agings                             Accounts Receivable       Accounts Payable         Past Due
                                                          [Pre and Post Petition]     [Post Petition]    Post Petition Debt
                                                          -----------------------     ---------------    ------------------
     0 -30 Days         0                                                     $91              38,472
     31-60 Days         0                                                                     $28,306
     61-90 Days         0                                                                      $1,899                $30,205
     91+ Days           0
     Total accounts receivable/payable                                        $91             $68,677
     Allowance for doubtful accounts
     Accounts receivable (net)                                                $91

                                                                 Schedule B
                                                        Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                       Cost of Goods Sold
                                                Inventory(ies)           Inventory Beginning of Month
                                                  Balance at
                                                 End of Month
                                                                         Add -
     Retail/Restaurants -                                                  Net purchase
       Product for resale                                                  Direct labor

          Manufacturing overhead

     Distribution -                                                        Freight in
       Products for resale                                                 Other:
     Manufacturer -
       Raw Materials
       Work-in-progress                                                  Less -
       Finished goods                                                      Inventory End of Month
                                                                           Shrinkage
     Other - Explain                                                       Personal Use

                                                                         Cost of Goods Sold                          $0

         TOTAL                                        $0


     Method of Inventory Control                                         Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
                Yes [ ]       No  [ ]

     How often do you take a complete physical inventory?                Valuation methods -
                                                                             FIFO cost
       Weekly                                                                LIFO cost
       Monthly                                                               Lower of cost or market
       Quarterly                                                             Retail method
       Semi-annually                                                         Other
       Annually                                                                Explain
Date of last physical inventory was __________________________

Date of next physical inventory is ___________________________

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
                                                           Schedule C
                                                          Real Property
Description                                                                              Cost               Market Value
-----------                                                                              ----               ------------
                                                                       0
                                                                       0
                                                                       0
       Total                                                           0                           $0                 $0

                                                           Schedule D
                                                    Other Depreciable Assets

Description                                                                              Cost               Market Value
-----------                                                                              ----               ------------
Machinery & Equipment -
      Two GG4A-7 Non-Flight Pratt and Whitney turbine engines                                $900,000           $900,000

       Total                                                                                 $900,000           $900,000

Furniture & Fixtures -


       Total                                                                                       $0                 $0
Office Equipment -
       Computers, furniture, etc.                                                              $5,650             $5,650

       Total                                                                                   $5,650             $5,650

Leasehold Improvements -

       Total                                                                                       $0                 $0

Vehicles -

       Total                                                                                       $0                 $0

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
                                                           Schedule E
                                                   Aging of Post-Petition Taxes
                                            (As of End of the Current Reporting Period)


Taxes Payable                                    0-30 Days         31-60 Days        61-90 Days       91+ Days           Total
-------------                                    ---------         ----------        ----------       --------           -----
Federal
       Income Tax Withholding                               $0                                                                   $0
       FICA - Employee                                      $0                                                                   $0
       FICA - Employer                                      $0                                                                   $0
       Unemployment (FUTA)                                $402                                                                 $402
       Income                                               $0                                                                   $0
       Other (Attach List)                                  $0                                                                   $0

Total Federal Taxes                                       $402                $0                $0             $0              $402

State and Local
       Income Tax Withholding                               $0                                                                   $0
       Unemployment (UT)                                    $0                                                                   $0
       Disability Insurance (DI)                            $0                                                                   $0
       Empl. Training Tax (ETT)                             $0                                                                   $0
       Sales                                                $0                                                                   $0
       Excise                                               $0                                                                   $0
       Real property                                        $0                                                                   $0
       Personal property                                    $0                                                                   $0
       Income                                               $0                                                                   $0
       Other (Attach List)                                  $0                                                                   $0
Total State & Local Taxes                                   $0                $0                $0             $0                $0

Total Taxes                                               $402                $0                $0             $0              $402



                                                            Schedule F
                                                     Pre-Petition Liabilities


List Total Claims For Each Classification -                                           Claimed                  Allowed
-------------------------------------------                                           -------                  -------
                                                                                       Amount                 Amount (b)
       Secured claims  (a)
       Priority claims other than taxes
       Priority tax claims
       General unsecured claims                                                                               $5,708,837

       (a)      List total amount of claims even it under secured.
       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                                            Schedule G
                                    Rental Income Information
                             Not applicable to General Business Cases



                                                     Schedule H
                                      Recapitulation of Funds Held at End of Month


                                                 Account 1         Account 2         Account 3       Account 4
Bank                                          Wells Fargo
Account Type                                  Checking
Account No.                                   100-9350453
Account Purpose                               Operating
Balance, End of Month                            $5,671

Total Funds on Hand for all Accounts             $5,671


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                Increase/(Decrease) in Cash and Cash Equivalents
                                          For the Month Ended 05/31/03

                                                                                            Actual               Cumulative
                                                                                         Current Month         (Case to Date)
                                                                                         -------------         --------------
     Cash Receipts
1           Rent/Leases Collected                                                                  $0                    $0
2           Cash Received from Sales                                                                -                     -
3           Interest Received                                                                       -                     6
4           Borrowings                                                                         56,923               292,431
5           Funds from Shareholders, Partners, or Other Insiders                                    -                     -
6           Capital Contributions                                                                   -                     -
7           Collection of accounts receivable                                                       -                 2,100
8                                                                                                                         -
9                                                                                                                         -
10                                                                                                                        -
11                                                                                                                        -
12               Total Cash Receipts                                                           56,923               294,537

     Cash Disbursements
13          Payments for Inventory                                                                                        -
14          Selling                                                                                                   9,950
15          Administrative                                                                      8,794                35,247
16          Capital Expenditures                                                                                          -
17          Principal Payments on Debt                                                                                    -
18          Interest Paid                                                                                                 -
            Rent/Lease:                                                                                                   -
19               Personal Property                                                                                      620
20               Real Property                                                                                        9,154
            Amount Paid to Owner(s)/Officer(s)                                                                            -
21               Salaries                                                                                                 -
22               Draws                                                                                                    -
23               Commissions/Royalties                                                                                    -
24               Expense Reimbursements                                                                                   -
25               Other                                                                                                    -
26          Salaries/Commissions (less employee withholding)                                   12,839                56,470
27          Management Fees                                                                                               -
            Taxes:                                                                                                        -
28               Employee Withholding                                                           4,544                21,073
29               Employer Payroll Taxes                                                         1,330                 8,054
30               Real Property Taxes                                                                                      -
31               Other Taxes                                                                                             25
32          Other Cash Outflows:
33               Ordinary Course Professionals                                                  6,150                15,419
34               Contract Labor                                                                 9,818                47,418
35               Product Development                                                           11,265                96,429
36               Patent License Fees                                                                                  4,200
37               U.S. Trustee                                                                       -                 1,250
38               Advance to Mid-Power Resources                                                                       5,520
39               Total Cash Disbursements:                                                     54,740               310,829
40   Net Increase (Decrease) in Cash                                                            2,183               (16,292)
41   Cash Balance, Beginning of Period                                                          3,488                21,963
41   Cash Balance, End of Period                                                               $5,671                $5,671